UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 3, 2008

DAYBREAK OIL AND GAS, INC.
(Exact Name of Registrant as Specified in its Charter)

Washington	000-50107	91-0626366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 W. Main Ave., Suite 1012 Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (509) 232-7674

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 3, 2008, the Board of Directors of Daybreak Oil and Gas, Inc. (the “Company”) appointed Mr. James F. Westmoreland to the position of Executive Vice President and Chief Financial Officer of the Company.  With this appointment, Mr. Westmoreland will no longer hold the position of Interim Chief Financial Officer.

The following is a synopsis of Mr. Westmoreland’s business experience:

James F. Westmoreland, 52, has served as the Interim Chief Financial Officer of the Company since December 17, 2007 and previously consulted with the Company on various accounting and finance matters commencing in August 2007.  Prior to that time, Mr. Westmoreland served in various financial and accounting capacities for The Houston Exploration Company for 21 years, including Vice President, Controller and Corporate Secretary, serving as its Vice President and Chief Accounting Officer from October 1995 until its acquisition by Forest Oil Company in June 2007. Mr. Westmoreland has over 25 years of experience in oil and gas accounting, finance, corporate compliance and governance, both in the public and private sector.  He earned his B.A. in accounting from the University of Houston.

There are no family relationships between Mr. Westmoreland and any of the other members of the Board of Directors or the Company’s officers.

Other than his employment by the Company as a consultant and then as Interim Chief Financial Officer, Mr. Westmoreland has not been involved in any transactions with the Company since the beginning of the Company’s last fiscal year.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 3, 2008, the Board of Directors amended and restated the Company’s Bylaws.  Set forth below is a summary of the changes to the Company’s previous Bylaws (the “Previous Bylaws”) by adoption of the Amended and Restated Bylaws (the “Amended Bylaws”), which summary is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws of the Company filed as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Article I  (Name, Seal and Offices)

●	The Amended Bylaws reflect the change in the name of the Company from Daybreak Uranium, Inc. to Daybreak Oil and Gas, Inc.

●
The Amended Bylaws provide that the principal office and place of business of the Company will be located at either the principal place of business of the Company, or the office of the Company’s registered agent, in the State of Washington.  The Previous Bylaws had provided that the Company’s registered office would be in the Town of Opportunity, Washington.

Article II  (Shareholders)

●
Under the Amended Bylaws, the annual meeting of the shareholders will be held each year on the date and at the time as determined by the Board of Directors.  The Previous Bylaws set the annual meeting date as the first Friday in the month of June each year.  In addition, the Amended Bylaws provide that, except as provided by law, special meetings of shareholders shall be held whenever called by the Board of Directors.  The Previous Bylaws stated that special meetings of the shareholders could be called by the Board of Directors, any director, or any shareholder(s) holding one-fifth of the voting power of all shareholders, or by any shareholder if more than 18 months elapsed without the annual shareholders’ meeting being held.

●
The Amended Bylaws provide for not less than 10 nor more than 60 days notice of each shareholders’ meetings (subject to applicable law), which may be given in any manner and by any means permitted under Title 23B of the Revised Code of Washington (the “WBCA”).  The Previous Bylaws contained only the ten-day reference.  The Amended Bylaws also clarify and expand the procedures set forth in the Previous Bylaws for shareholders to waive notice of meetings.

●
The Amended Bylaws change the time period with respect to which the Board of Directors may fix a record date for a shareholders meeting from not more than 40 days prior to the date of the meeting, as provided in the Previous Bylaws, to not less than ten nor more than 70 days prior to the date of the meeting.

●
The Amended Bylaws provide that director nominations for election to the Board of Directors must be made by the Board of Directors or a Board of Directors committee or by any shareholder entitled to vote for the election of directors, and set forth the procedures and time limits for nominations by shareholders.  The Amended Bylaws also set forth the procedures pursuant to which business may be properly brought before any shareholders meeting, including the time limits for proposals by shareholders.  The Previous Bylaws did not contain any provisions relating to these matters.

Article III  (Directors)

●
Consistent with the Articles of Incorporation of the Company (the “Articles”), the Amended Bylaws provide that the Board of Directors will consist of not less than three nor more than nine directors, subject to increases or decreases as determined by the Board of Directors in accordance with the Articles and applicable law.  The Previous Bylaws provided for a Board of Directors of at least five directors, or such other number as determined by the Board of Directors, but which could not be less than three nor more than five directors.

●
The Amended Bylaws also provide for the election of a Chair of the Board of Directors to preside at meetings of the Board of Directors and have such other powers as the Board of Directors determines.  The Previous Bylaws did not contain any provision regarding the election of a Chair, but provided that the President would preside at all meetings of the shareholders and the Board of Directors.

●
While the Previous Bylaws provided for annual meetings and special meetings as called by the President or any Vice-President or any director, the Amended Bylaws provide that (i) regular meetings of the Board of Directors are to be held at such times as the Board of Directors may determine, (ii) an annual meeting of the Board of Directors will be held each year on the day of the Annual Meeting of Shareholders and (iii) special meetings may be called by the President or any Vice President or by any two or more members of the Board of Directors.  The Amended Bylaws also provide that notice of special meetings shall be given at least two days prior to the date of the meeting (while the Previous Bylaws provided for one day), and permit notice by various means of communication, including by facsimile, email or telephone (which were not included in the Previous Bylaws).  The Amended Bylaws also provide that meetings of the Board of Directors may be held via telephone or similar communications equipment.

●
The Amended Bylaws provide that any action permitted or required to be taken at a meeting of the Board of Directors may be taken without a meeting if one or more consents are executed by all of the directors in a tangible written form, in an electronic transmission or in any other form then allowed under the WBCA or other applicable law.  The Previous Bylaws did not contain any provisions relating to these matters.

●
The Amended Bylaws also provide that a director who is present at a Board of Directors meeting at which action on any matter is taken shall be presumed to have assented to the action taken unless he or she takes certain specified actions, which was not included in the Previous Bylaws.

●
The Amended Bylaws clarify that the Board of Directors may designate committees with powers as delegated by the Board of Directors, and set forth procedures with respect to the meetings and actions of the committee.  The Previous Bylaws did not contain any provisions relating to these matters.

Article IV  (Officers)

●
The Amended Bylaws clarify that the officers of the Company may be a President, one or more Vice Presidents, a Secretary, and a Treasurer, and such other officers and assistant officers as may be necessary.  Under the Amended Bylaws, the officers are to be appointed annually and hold office until a successor shall have been appointed and qualified or until said officer’s earlier death, resignation, or removal, which was not expressly provided for in the Previous Bylaws.  The Amended Bylaws also set forth specific powers and duties with respect to the President, Vice Presidents, Secretary and Treasurer that expand and clarify the powers and duties set forth in the Previous Bylaws.

Article V  (Certificates of Shares and Their Transfer)

●
The Amended Bylaws provide that no shares of the Company shall be issued unless authorized by the Board of Directors.  Additionally, the Amended Bylaws provide for the form and contents of stock certificates, but state that shares may but need not be represented by certificates.

●	The Amended Bylaws also provide for the procedures for stock transfers, and the provision of duplicate stock certificates in case of the loss, mutilation, or destruction of certificates.

The Previous Bylaws did not contain any provisions covering the items above.

Article VI  (Books and Records)

●
The Amended Bylaws set forth the Company’s responsibilities with respect to maintaining books and records of the Company, including minutes and records relating to meetings and actions of the shareholders and Board of Directors, accounting and financial records, and other corporate information.  The Previous Bylaws did not contain any provisions relating to these items, other than with respect to the maintenance of the Company’s Bylaws.

Article VII  (Indemnification of Officers, Directors, Employees and Agents)

●
The Amended Bylaws provide for indemnification by the Company for any person against liability arising out of any action, suit, or proceeding to which such person was made a party because the individual is or was a person serving as a director or officer of the Company, or serving as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise at the request of the Company, to the full extent permitted by applicable law.  The Amended Bylaws expressly provide that the Company may maintain insurance to protect against any liability, enter into contracts with any indemnitee in furtherance of such indemnification rights and consistent with the WBCA, and create a trust fund, grant a security interest, or use other means to ensure the payment of such indemnification amounts.

●
The Amended Bylaws also provide for advances of expenses incurred by indemnitees under certain specified circumstances, and set forth the procedures with respect to the payment of indemnification claims.

The Previous Bylaws did not contain any provisions covering the items above.

Article VIII  (Amendment of Bylaws)

●
The Amended Bylaws provide that, in accordance with the WBCA and the Articles, the Amended Bylaws may be amended or repealed (a) at any regular or special meeting of the shareholders and (b) by the affirmative vote of a majority of the whole Board of Directors of any meeting of the Board of Directors, in each case if notice of the amendment is contained in the notice of the meeting.  The Previous Bylaws did not contain any provisions relating to these items.

Item 5.05.  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On April 3, 2008, the Board of Directors adopted amendments to the Company’s Ethical Business Conduct Policy Statement (the “Ethical Conduct Policy”), which applies to each director, officer, employee and private contractor of the Company, and adopted a new Code of Ethics for Senior Financial Officers (the “Code of Ethics”), which applies to all individuals designated as senior financial officers of the Company.  Senior financial officers consist of the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller, and other persons whom the Audit Committee of the Board of Directors designates as such.  The Code of Ethics relates to ethical conduct in the financial and accounting areas of the Company and promotes honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, proper disclosure of financial information in the Company’s periodic reports, and compliance with applicable laws, rules, and regulations by the Company’s senior financial officers.

The Ethical Conduct Policy was amended, among other things:

(i) to define certain terms, including "family member" and "significant financial interest;"

(ii) to clarify the Company's prohibition on facilitating payments;

(iii) to cover violations of antitrust and competition laws;

(iv) to expressly prevent retaliation against anyone that in good faith reports a possible violation of law or of the Ethical Conduct Policy;

(v) to provide for regular, annual certification of compliance with the Ethical Conduct Policy;

(vi) to provide that exceptions to the Ethical Conduct Policy must be approved by the Nominating and Corporate Governance Committee of the Board of Directors;

(vii) to expressly prohibit discrimination and harassment in the workplace and the employment process; and

(viii) to express the Company's commitment to providing safe and healthy working conditions and compliance with laws relating to health, safety and the environment.

A copy of the Ethical Conduct Policy, as amended, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  In addition, the Ethical Conduct Policy is available on the Company’s website at www.daybreakoilandgas.com.

A copy of the newly adopted Code of Ethics is attached hereto as Exhibit 99.2 and is available on the Company’s website at www.daybreakoilandgas.com.

Item 7.01.  Regulation FD Disclosure.

Also on April 3, 2008, the Company’s Board of Directors adopted charters for its Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, as well as numerous new guidelines and policies, including Corporate Governance Guidelines, Qualifications for Nominations to the Board of Directors, Related Party Transactions Policy, Securities Compliance Policy, Fair Disclosure Policy, Director Education Policy and Audit Committee Fee Pre-Approval Policy.  Each of these charters, guidelines and policies is available on the Company’s website at www.daybreakoilandgas.com.

Item 9.01.  Financial Statements and Exhibits.

d)         Exhibits:

3.1	Amended and Restated Bylaws
99.1	Ethical Business Conduct Policy Statement, as amended
99.2	Code of Ethics for Senior Financial Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAYBREAK OIL AND GAS, INC.

By:	/s/ James F. Westmoreland
James F. Westmoreland, Executive Vice President and Chief Financial Officer

Date:	April 9, 2008

Exhibits

3.1	Amended and Restated Bylaws
99.1	Ethical Business Conduct Policy Statement, as amended
99.2	Code of Ethics for Senior Financial Officers